LAND USE RIGHTS, NET	12 Months Ended
Dec. 31, 2011
LAND USE RIGHTS, NET

8. LAND USE RIGHTS, NET

	As of December 31,
	2010	2011
Land use rights	—	3,273
Less: accumulated amortization	—	(30)
Exchange differences	—	(1)

Land use rights, net	$—	$3,242

The Company acquired a land use rights in Wuxi, China, in 2011. The useful life is 50 years since September, 2007 when the certificate was firstly issued. The Company amortizes the cost of acquired land use rights on a straight-line basis over the remaining 45 years of useful life. Amortization expenses for land use rights totaled $30 for the year ended December 31, 2011.

Future amortization expense is US$72 per year for each of the next five years through December 31, 2016 and after.